UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2009

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices, zip code)

(210) 832-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On October 30, 2009, Clear Channel Outdoor Limited entered into a contract of employment with Jonathan Bevan regarding his position as the company’s Chief Operating Officer, International. Mr. Bevan’s contract of employment is attached hereto as Exhibit 10.1.

Item 8.01.	OTHER EVENTS

(a) On December 10, 2009, Clear Channel Outdoor Holdings, Inc., a Delaware corporation (“Clear Channel Outdoor Holdings”), announced that its indirect, wholly-owned subsidiary, Clear Channel Worldwide Holdings, Inc., a Nevada corporation (“Clear Channel Worldwide”), will offer two series of senior notes for an aggregate principal amount of $750,000,000 (the “Offering”). In connection with the Offering, Clear Channel Worldwide will offer $600,000,000 aggregate principal amount of Series A Senior Notes due 2017 (the “Series A Notes”) and $150,000,000 aggregate principal amount of Series B Senior Notes due 2017 (the “Series B Notes” and, together with the Series A Notes, the “Notes”). The Notes will be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”) and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act.

In connection with the Offering, Clear Channel Worldwide distributed a confidential preliminary offering circular relating to the Notes (the “Offering Circular”) to certain parties on December 10, 2009. A copy of certain excerpts from the Offering Circular, which may contain material, non-public information, is furnished with this Current Report on Form 8-K as Exhibit 99.1 attached hereto.

The Offering Circular contains forward-looking statements regarding Clear Channel Outdoor Holdings based on current expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond Clear Channel Outdoor Holdings’ ability to control or predict. Clear Channel Outdoor Holdings does not undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K and the statements contained in Exhibit 99.1 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

(b) Clear Channel Outdoor Holdings adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51, codified in ASC 810-10-45 (“Statement No. 160”) and FASB Staff Position Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, codified in ASC 260-10-45 (“EITF 03-6-1”) on January 1, 2009. Adoption of these standards requires retrospective application in the financial statements of earlier periods. Accordingly, Clear Channel Outdoor Holdings is retroactively recasting the historical financial statements and certain disclosures included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) for adoption of Statement No. 160 and EITF 03-6-1.

Clear Channel Outdoor Holdings is also amending the disclosure in Part II. Item 7 of its 2008 Form 10-K in response to comments received from the staff of the Securities and Exchange Commission (the “SEC Comments”). The amended disclosure revises certain risk factors related to Clear Channel Outdoor Holdings use of the Clear Channel brand name, enhances the discussion and analysis of cash flows, addresses the nature of cash needs which are evaluated regularly for cash management purposes of Clear Channel Outdoor Holdings’ foreign operations, and provides a more robust and comprehensive disclosure in Clear Channel Outdoor Holdings’ critical accounting policies regarding its impairment testing policy of its billboard permits and goodwill.

This Current Report on Form 8-K includes the following with respect to the periods presented in the 2008 Form 10-K:

•	Revised Selected Financial Data (Part II. Item 6);

•	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II. Item 7);

•	Revised Financial Statements and Supplementary Data (Part II. Item 8); and

•	Revised Schedules and Exhibits:

•	Revised Item 15(a)1. Financial Statements;

•	Revised Exhibit 11 – Computation of Per Share Earnings; and

•	Exhibit 23 – Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP.

This Current Report on Form 8-K does not reflect events occurring after the filing of the 2008 Form 10-K and does not modify or update the disclosures therein, except as described in Item 8(a) above and as required to reflect the changes in response to the SEC Comments and for adoption of Statement No. 160 and EITF 03-6-1 described above. The information filed with this report should be read together with the 2008 Form 10-K (except for Items 6, 7 and 8 which are contained in this report) and Clear Channel Outdoor Holdings’ subsequent SEC filings, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2009.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Contract of Employment of Jonathan Bevan, dated October 30, 2009;

99.1 Excerpts from Confidential Preliminary Offering Circular dated December 10, 2009;

99.2. Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 15. Exhibits and Financial Statement Schedules; Revised Exhibit 11 – Computation of Per Share Earnings; Revised Exhibit 23 – Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Clear Channel Outdoor Holdings has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: December 10, 2009	By:	/S/ HERBERT W. HILL, JR.
	Name:	Herbert W. Hill, Jr.
	Title:	Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

10.1 Contract of Employment of Jonathan Bevan, dated October 30, 2009;

99.1 Excerpts from Confidential Preliminary Offering Circular dated December 10, 2009;

99.2. Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Exhibit 11 – Computation of Per Share Earnings; Revised Item 15. Exhibits and Financial Statement Schedules; Revised Exhibit 23 – Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP.